SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission Only
                                    (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-12

                                SFB Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                        [SFB Bancorp, Inc. Letterhead]




April 16, 2001

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SFB Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 17, 2001, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crisp Hughes Evans LLP, certified public accountants, will be present to respond to questions that you may have.

         You will be asked to elect two directors and to ratify the appointment of Crisp Hughes Evans LLP, the Company's independent accountants for the fiscal year 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                               Sincerely,


                                               /s/Peter W. Hampton
                                               ---------------------------------
                                               Peter W. Hampton
                                               President

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                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SFB Bancorp, Inc. (the "Company"), will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 17, 2001, at 2:00 p.m. for the following purposes:

1.   To elect two directors of the Company; and

2. To ratify the appointment of Crisp Hughes Evans LLP, as independent accountants of the Company for the fiscal year ending December 31, 2001;

all as set forth in this Proxy Statement accompanying this Notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 30, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Peter W. Hampton, Jr.
                                              ----------------------------------
                                              Peter W. Hampton, Jr.
                                              Secretary

Elizabethton, Tennessee
April 16, 2001

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SFB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 17, 2001, 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 16, 2001.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (Peter W. Hampton, Jr., at 632 East Elk Avenue, Elizabethton, Tennessee 37643) written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 30, 2001 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 582,995 shares of Common Stock issued and outstanding.

         The charter of the Company ("Charter") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Charter and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Charter), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Charter, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent accountants as set forth in Proposal 2, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at that date.

                                                                                     Percent of Shares
                                                     Amount and Nature of         of Common Stock
Name and Address of Beneficial Owner                  Beneficial Ownership             Outstanding(%)
------------------------------------                 ----------------------       -------------------
Security Federal Bank
Employee Stock Ownership Plan ("ESOP")
632 East Elk Avenue
Elizabethton, Tennessee 37643                                60,912(1)                    10.5

Peter W.  Hampton
632 East Elk Avenue
Elizabethton, Tennessee 37643                                60,968(2)                    10.2

Malta Hedge Fund II, L.P.
Malta Hedge Fund, L.P.
Malta Partners II, L.P.
Malta Partners, L.P.
Sandler O'Neill Asset Management LLC
SOAM Holdings, LLC
Mr. Terry Maltese
780 Third Avenue, 30th Floor
New York, New York 10017                                     42,000(3)                     7.2

Mr. Jeffrey L. Gendell
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York 10019                                     40,400(4)                     6.9


---------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of non-employee directors Donald W. Tetrick, John R. Crockett, Jr. and Julian T. Caudill to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Record Date, 26,978 shares have been allocated under the ESOP to participant accounts.
(2)      See "Proposal I - Election of Directors."
(3) The information as to Malta Hedge Fund, L.P. ("MHF), Malta Partners II, L.P. ("MP II"), Malta Partners, L.P. ("MPLP"), Sandler O'Neill Asset Management, LLC ("Sandler O'Neill"), SOAM Holdings, LLC ("SOAM"), Malta Offshore LTD ("MO") and Terry Maltese ("Maltese") is derived from an amended Schedule 13D, dated September 1, 2000, which states that as of August 24, 2000, MHF, MP II, MPLP, Sandler O'Neill, SOAM, MO and Maltese had shared voting and shared dispositive power with respect to 3,300 shares, 19,300 shares, 6,200 shares, 42,000 shares, 39,300 shares,  2,700  shares,  and 42,000  shares  respectively.  The amended
         Schedule 13D also states that HF II, MHF, MP II, and MHLP, each have the power to dispose of and to vote the stock beneficially owned by it, which power may be exercised by its general partner, Holdings. Holdings is a party to a management agreement with SOAM pursuant to which SOAM shares the power to dispose of and to vote the shares of Common Stock beneficially owned by Holdings. Mr. Maltese, as President and Managing member of Holdings and SOAM, shares the power to dispose of and to vote the shares of Common Stock beneficially owned by Holdings and SOAM. Holdings, SOAM and Maltese disclaims direct ownership of the Common Stock.

(footnotes continued on next page.)

(4) The information as to Jeffrey L. Gendell, Tontine Management, L.L.C., Tontine Financial Partners, L.P., (the "Reporting Group") is derived from a Schedule 13D filed on February 14, 2000, filed by the Reporting Group, which states that as of February 11, 2000, that the Reporting Group each had shared voting and shared dispositive power with respect to 40,400 shares.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. Except as disclosed under the caption "Principal Holders," the Company is not aware of any other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Charter requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members, each of whom also serves as a director of Security Federal Bank (the "Bank"). Two directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         John R. Crockett, Jr. and Julian T. Caudill (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.


                                                                                                      Shares of
                                                                                                     Common Stock
                                                         Year First                                  Beneficially
                                                         Elected or          Current Term            Owned as of         Percent
Name and Title                             Age(1)       Appointed(2)           to Expire          March 30, 2001 (3)      Owned%
--------------                             ------       ------------     --------------------     ------------------     ---------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2003

John R. Crockett, Jr.
Director                                     80             1963                 2000                   4,931(4)            --(5)

Julian T. Caudill
Vice President and Director                  82             1963                 2000                   9,831(4)           1.7

DIRECTORS CONTINUING IN OFFICE

Michael L. McKinney
Director                                     42             1999                 2001                     500               --(5)

Peter W. Hampton
President and Director                       81             1963                 2001                  60,968(4)          10.2

Peter W. Hampton, Jr.
Secretary, Treasurer and Director            50             1994                 2002                  31,810(4)           5.3

Donald W. Tetrick
Director                                     85             1963                 2002                   7,926(4)           1.4

All directors and executive
officers of the Company as a
group (6 persons)                                                                                     115,966(3)(4)       18.8

-----------------
(1)  At December 31, 2000.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) The share amounts listed include shares of Common Stock that the following persons have the right to acquire within 60 days of the Record Date: John
     R. Crockett, Jr. 3,450, Julian T. Caudill 3,450, Peter W. Hampton, 12,885, Peter W. Hampton, Jr. 11,964, and Donald W. Tetrick 3,450.
(4) Excludes (except for Messrs. Hampton and Hampton, Jr.) 60,912 shares of Common Stock under the ESOP and 11,366 unallocated Restricted Stock Plan ("RSP") shares for which such individual serves as a member of the ESOP Committee, ESOP trust and RSP trust. For Messrs. Hampton and Hampton, Jr, respectively, excludes 7,682 and 8,419 unallocated RSP shares. The individuals either serving as members of the ESOP Committee, ESOP trust or RSP trust, disclaim beneficial ownership to such shares.
(5)  Less than 1.0% of Common Stock outstanding.

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. Except as noted, all directors of the Bank in March, 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Director and Executive Officer Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Julian T. Caudill has been a member of the Board of Directors of the Bank since 1963 and a Vice President of the Company and Bank since 1999. Mr. Caudill is a retired pharmacist. He is a member of the Elizabethton Rotary Club and the American Cancer Society.

         John R. Crockett, Jr. has been a member of the Board of Directors of the Bank since 1963. Mr. Crockett is a retired realtor.

         Peter W. Hampton has been the President and a member of the Board of Directors of the Bank since 1963. Mr. Hampton is a member of the Elizabethton/Carter County Economic Development Commission and the Carter County Chamber of Commerce. Mr. Hampton is the father of Peter W. Hampton, Jr.

         Peter W. Hampton, Jr. has been a member of the Board of Directors of the Bank since 1994 and has served as Vice Chairman of the Board of the Bank since December 1996. Since 1977, Mr. Hampton has been an attorney in the law firm of Hampton & Street and has been employed as our General Counsel since 1994. Mr. Hampton, Jr. is the son of Peter W. Hampton.

         Michael L. McKinney was appointed to the Board of the Directors of the Bank and the Company on March 17, 1999. Since 1983, Mr. McKinney has been a self employed general contractor in Elizabethton, Tennessee.

         Donald W. Tetrick has been Chairman of the Bank's Board of Directors since 1963. Mr. Tetrick is a member of the Elizabethton Kiwanis Club, Elizabethton/Carter County Chamber of Commerce and a member of the Board of Directors of First United Methodist Church. Mr. Tetrick is also a retired funeral home director.

Executive Officer Who Is Not A Director

         Bobby K.S. Hyatt, 32, has been the Finance Officer of the Company since 1997 and is also Vice President of the Company and Bank. Prior to that he was an accountant with the firm of T. Alan Walls, C.P.A., P.C. and prior to that he was employed by the Bank. He received his certified public accountant designation in 1993. Mr. Hyatt is a member of the Elizabethton Kiwanis Club and is active in the Elizabethton/Carter County Chamber of Commerce and American Heart Association.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2000, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the year ended December 31, 2000. In addition to other committees, as of December 31, 2000, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's bylaws. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Compensation and Benefits Committee is comprised of the entire Board of Directors. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met three times during the 2000 fiscal year.

         The Audit Committee is comprised of Directors Tetrick, Crockett, Jr. and Caudill. This standing committee is responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's independent accountants, Crisp Hughes Evans LLP, to discuss the results of the annual audit and any related matters. At December 31, 2000, total audit fees (which includes fees for quarterly review services) were approximately $21,000. Additionally, fees for tax return preparation and other non-audit services totaled $7,800. All such services were performed by Crisp Hughes Evans LLP.

         The Company's Common Stock is not traded on an exchange or on Nasdaq and accordingly, this committee is not required to have a written audit charter. The committee met five times during the fiscal year ended December 31, 2000.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountants.

         The Audit Committee discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Donald W. Tetrick, Chairman
                  John R. Crockett, Jr.
                  Julian T. Caudill

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each of the directors is paid a monthly fee of $600. Additionally, each director is also a member of the Executive/Loan Committee and receives a fee of $35 per meeting attended. Total aggregate fees paid to the directors for the year ended December 31, 2000 were $53,245.

         Under the 1998 Stock Option Plan, each non-employee director was granted, effective June 1, 1998 (the "effective date of grant"), options to purchase 5,752 shares of Common Stock. Messrs. Hampton and Hampton, Jr. received options to purchase 21,476 and 19,942 shares of Common Stock, respectively. The exercise price of the options was the fair market value of the Company's Common Stock on the date of grant. Of the options granted, 20% were exercisable on the effective date of grant and the remaining options are exercisable at the rate 20% per year commencing from the effective date of grant. The options granted to each director shall become immediately exercisable in the event of death, disability or retirement of a director, change in control of the Company or Bank. Dividend equivalent rights are paid on all options.

         Under the RSP, each non-employee director was awarded, effective June 1, 1998 (the "effective date of grant"), 2,301 shares of Common Stock. Messrs. Hampton and Hampton, Jr. were awarded 9,204 and 7,363 shares of Common Stock, respectively. All directors will earn shares awarded to them at the rate of 20% per year, commencing from the effective date of grant. Awards of restricted stock to each director shall be immediately non-forfeitable in the event of death, disability or retirement of a director, or change in control of the Company or Bank. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus that exceeded $100,000 for services rendered for the years presented.

                                                                          Long-Term
                                                                         Compensation
                                      Annual Compensation                   Awards
                              -----------------------------------  -------------------------
                                                                                 #Securities
                                                                   Restricted    Underlying       All
Name and              Fiscal                        Other Annual      Stock       Options/       Other
Principal Position    Year    Salary($)  Bonus($) Compensation(1)  Award(s)(2)    SARs (3)   Compensation($)
-------------------   ----    ---------  -------- ---------------  -----------   ----------  ---------------
Peter W. Hampton       2000     81,200    20,000       10,597              --           --      21,095(4)
President              1999     80,000    22,000       10,597              --           --      12,830
                       1998     80,000    22,000       10,307        $153,615       21,476      14,940

--------------------------------------
(1) Consists of director and committee fees of $8,880, and $1,717 for health, life and disability insurance premiums paid on behalf of the named executive officer in 2000 and 1999; consists of $8,880 director and committee fees and $1,427 health, life and disability insurance premiums in 1998; and $8,715 and $1,523 for these fees and premiums in 1997.
(2) Represents the award of 9,204 shares of Common Stock under the RSP as of June 1, 1998 on which date the market price of such stock was $16.69 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on June 1, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of December 31, 2000, 3,682 shares with a market value of $43,264 at such date (based upon the closing price of $11.75 per share at such date) remain unvested.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on June 1, 1998. The exercise price equals the market value of the Common Stock on the date of grant of $16.69. See "-- Stock Awards."
(4) Includes the value of 1,680 shares (value at $10 per share) allocated under the ESOP, with an aggregate market value of $19,740 at December 31, 2000. Also includes for the fiscal year ended, $4,295 of dividend equivalent rights paid on stock options.

Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to Mr. Hampton and held by him as of December 31, 2000. The Company has not granted to Mr. Hampton any stock appreciation rights.

                     Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                     ---------------------------------------------------------------------------------
                                                           Number of Securities          Value of Unexercised
                                                          Underlying Unexercised         In-The-Money Options
                     Shares Acquired         Value         Options at FY-End (#)             at FY-End (#)
            Name      on Exercise (#)   Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
-------------------- ----------------   --------------   -------------------------   ----------------------------
Peter W. Hampton            0                  0              12,885 / 8,591                 $ 0 / $0

-----------------
(1) Based upon an exercise price of $16.69 per share and estimated price of $11.75 at December 31, 2000.

         Employment Agreement. The Bank entered into an employment agreement with Peter W. Hampton, President of the Bank ("Agreement"). The Agreement has a term of three years and may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Hampton without just cause, Mr. Hampton will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. The Agreement contains a provision stating that in the event of the termination of employment in connection with a change in control of the Bank, Mr.

Hampton will be paid a lump sum amount equal to 2.99 times his five year average annual taxable compensation. If such payments had been made under the Agreement as of December 31, 2000, such payments would have equaled approximately $304,000. The Agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Hampton shall become disabled during the term of the Agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such Agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

         Peter W. Hampton, Jr. performs certain legal work for the Bank. Fees paid to Mr. Hampton, Jr. by the Bank's borrowers, for services performed on the Bank's behalf, were approximately $58,000 for the year ended December 31, 2000.

--------------------------------------------------------------------------------
             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Crisp Hughes Evans LLP, was the Company's independent public accountant for the 2000 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with Crisp Hughes Evans LLP to be its accountants for the fiscal year ended December 31, 2001, subject to ratification by the Company's stockholders. A representative of Crisp Hughes Evans LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

Ratification of the appointment of the accountants requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crisp Hughes Evans LLP, as the Company's accountants for the fiscal year ending December 31, 2001.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 632 East Elk Avenue, Elizabethton, Tennessee 37643, on or before December 15, 2001. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than March 17, 2002.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SFB BANCORP, INC., 632 EAST ELK AVENUE, ELIZABETHTON, TENNESSEE 37643.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Peter W. Hampton, Jr.
                                              ----------------------------------
                                              Peter W. Hampton, Jr.
                                              Secretary

Elizabethton, Tennessee
April 16, 2001

--------------------------------------------------------------------------------
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of SFB Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on May 17, 2001, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                     FOR    WITHHELD
                                                     ---    --------

1.       To elect as directors the nominees          |_|       |_|
         listed below (except as marked to the
         contrary below):

         John R. Crockett, Jr.
         Julian T. Caudill

         (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

         -----------------------------------------------------------------------

                                                     FOR    AGAINST   ABSTAIN
                                                     ---    -------   -------

2.       To ratify the appointment of                |_|      |_|       |_|
         Crisp Hughes Evans LLP as independent
         accountants of SFB Bancorp, Inc. for the fiscal year ending December 31, 2001.

         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 16, 2001 and the Annual Report.

Please check the box if you are planning to attend the meeting. |_|


Dated:                                    , 2001
       -----------------------------------


----------------------------------------          ------------------------------
PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER



----------------------------------------          ------------------------------
SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------